Exhibit 10.31
FIRST AMENDMENT TO TERM LOAN AGREEMENT
This FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of November 19, 2013 (this “Amendment”), is by and among WESCO INTERNATIONAL INC., a Delaware corporation (“Holdings”), WESCO DISTRIBUTION INC. (the “US Borrower”), a Delaware corporation and wholly owned subsidiary of Holdings, WDCC ENTERPRISES INC., an Alberta corporation and a wholly owned subsidiary of Holdings (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers”, and each a “Borrower”), each of the Guarantors party hereto, the Lenders who have executed and delivered a Lender Agreement (as defined below), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent have entered into that certain Term Loan Agreement dated as of December 12, 2012 (as amended, supplemented, or otherwise modified from time to time, including by way of this Amendment, the “Loan Agreement”) pursuant to which the Lenders made certain loans to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement;
WHEREAS, the Borrowers desire to engage in a restructuring in order to achieve the corporate organizational structure depicted on Exhibit A attached hereto (such restructuring, in its integrated entirety, the “Corporate Restructuring”);
WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to modify the Loan Agreement, in accordance with and subject to the terms and conditions contained herein; and
WHEREAS, each Lender under the Loan Agreement (collectively, the “Existing Lenders”) that executes and delivers a Lender Agreement in substantially the form attached hereto as Exhibit B (a “Lender Agreement”) will be deemed to have agreed to the amendments to, and waivers and consents under, the Loan Agreement provided for in such Lender Agreement, in each case on the terms set forth herein and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:
ARTICLE I

AMENDMENTS TO LOAN AGREEMENT
Section 1.1.    Rate Modification Amendments.
(a)    Subject to the satisfaction of the conditions set forth in Section 3.2 hereof and in reliance upon the representations, warranties and covenants set forth herein, Section 1.01 of the Loan Agreement is hereby amended, as of the US Repricing Effective Date (as defined below),
(i)    by substituting the percentage “0.75%” for the percentage “1.00%” appearing in clause (a) of the definition of “Adjusted LIBO Rate”; and

(ii)    by substituting the percentage “3.00%” for the percentage “3.50%” in subclause (i) of clause (a), and the percentage “2.00%” for the percentage “2.50%” in subclause (ii) of clause (a) of the definition of “Applicable Margin” (the amendments set forth in this Subsection 1.1(a) being hereinafter referred to as the “US Rate Modifications”).
(b)    Subject to the satisfaction of the conditions set forth in Section 3.3 hereof and in reliance upon the representations, warranties and covenants set forth herein, Section 1.01 of the Loan Agreement is hereby amended, as of the CAN Repricing Effective Date (as defined below), by substituting the percentage “3.50%” for the percentage “4.00%” in subclause (i) of clause (b), and the percentage “2.50%” for the percentage “3.00%” in subclause (ii) of clause (b) of the definition of “Applicable Margin” (the amendments set forth in this Subsection 1.1(b) being hereinafter referred to as the “CAN Rate Modifications”; and together with the US Rate Modifications, the “Rate Modifications”).
(c)    Section 2.25 of the Loan Agreement shall be automatically amended,
(i)    as of the date, if occurring, that both the amendments set forth in Subsections 1.1(a) and 1.1(b) above become effective, by substituting the words “June 13, 2014” for the words “the first anniversary of the Closing Date” appearing therein;
(ii)    as of the date, if occurring, that the amendments set forth in Section 1.1(a) become effective but the amendments set forth in Section 1.1(b) do not become effective, by inserting the words “in respect of the Tranche B-2 Loans and on or prior to June 13, 2014 in respect of the Tranche B-1 Loans” immediately after the words “the first anniversary of the Closing Date” appearing therein; and
(iii)    as of the date, if occurring, that the amendments set forth in Section 1.1(b) become effective but the amendments set forth in Section 1.1(a) do not become effective, by inserting the words “in respect of the Tranche B-1 Loans and on or prior to June 13, 2014 in respect of the Tranche B-2 Loans” immediately after the words “the first anniversary of the Closing Date” appearing therein.
For the avoidance of doubt, in the event that neither the amendments set forth in Subsection 1.1(a) nor the amendments set forth in Subsection 1.1(b) become effective, there will be no amendment to section 2.25 of the Loan Agreement under this Amendment.
The US Rate Modifications shall be automatic and without any further action by or notice to any Person upon the satisfaction of the applicable conditions precedent on the US Repricing Effective Date. The CAN Rate Modifications shall be automatic and without any further action by or notice to any Person upon the satisfaction of the applicable conditions precedent on the CAN Repricing Effective Date.
Section 1.2.    Technical Amendments. Subject to the satisfaction of the conditions set forth in Section 3.1 hereof and in reliance upon the representations, warranties and covenants set forth herein, the Loan Agreement is hereby amended as of the Effective Date (as defined below),
(a)    by deleting the date “occurring on or prior to December 31, 2013” appearing in clause (ii) of the definition of “Post-Closing Amalgamation Transaction”; and
(b)    by (i) deleting the word “and” appearing before clause (H) in paragraph (c) of Section 6.09 of the Loan Agreement, and (ii) adding the following words to the end of paragraph (c) thereof, before the period:
“and (I) the foregoing shall not apply to restrictions and conditions with respect to documents evidencing or governing Indebtedness permitted by Sections 6.01(g), (o) or (r) to the extent such restrictions and conditions, taken as a whole, are, in the good faith judgment of the US Borrower, (x)

no more restrictive with respect to the Loan Parties and the Restricted Subsidiaries than the covenants set forth in this Agreement and (y) do not adversely affect the ability of the Loan Parties (A) to make any payments required to be paid by the Loan Parties with respect to the Obligations or (B) to grant Liens on the assets of any Loan Party in favor of the Agent”
ARTICLE II

WAIVER AND REAFFIRMATIONS
Section 2.1.    Waiver. Subject to the satisfaction of the conditions set forth in Section 3.1 hereof and in reliance upon the representations, warranties and covenants set forth herein, the provisions of Section 6.05 of the Loan Agreement are hereby waived to the extent, and only to the extent, such provisions prohibit or otherwise impair the ability of the Loan Parties to consummate the Corporate Restructuring, provided that (i) the Corporate Restructuring shall be fully implemented and effective on or before December 31, 2014, and (ii) that the Administrative Agent shall receive substantially contemporaneously with the consummation of the Corporate Restructuring a ratification and confirmation agreement from each Loan Party involved therein substantially in the form of Annex A attached hereto, together with such other customary reaffirmations, joinders, other agreements, filings, legal opinions and other documents as reasonably requested by Administrative Agent to reaffirm the obligations of each applicable Loan Party and to continue the validity, perfection and priority of the Administrative Agent’s Liens in the Collateral of each such Loan Party after giving effect to the Corporate Restructuring, all of which shall be reasonably satisfactory in form and substance to the Administrative Agent. The foregoing is a limited, one time waiver with respect to the Corporate Restructuring Transaction only. The waiver contained in this Section 2.1, together with the amendments set forth in Section 1.2 hereof, are hereinafter referred to as the “Technical Modifications”.
Section 2.2.    Reaffirmation. In connection with the execution and delivery of this Amendment, (i) each of the Guarantors (a) hereby consents to this Amendment and the transactions and modifications contemplated thereby, (b) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, if any, under each of the Loan Documents to which it is a party, (c) without limiting the generality of clause (b), hereby ratifies and reaffirms the Guarantee Agreement, (d) acknowledges and agrees that, as of the date hereof, any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment and are hereby reaffirmed and confirmed in all respects, and (e) represents and warrants that all representations and warranties contained in the Guarantee Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (ii) each of the undersigned Loan Parties reaffirms each Lien, if any, it granted pursuant to the Security Documents, which Liens continue, as of the date hereof, to be in full force and effect and continue to secure the Obligations, on and subject to the terms and conditions set forth in the Loan Agreement, the Security Documents and the other Loan Documents. Without limiting the foregoing each undersigned Loan Party hereby confirms that the Guarantee Agreement and all Security Documents, and all Collateral encumbered thereby or pursuant thereto continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the applicable Security Documents, the payment and performance of all Obligations, subject, however, in each case, to the limitations set forth herein and therein, as applicable. Each undersigned Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment.
ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 3.1.    Effective Date Conditions. This Amendment (other than Section 1.1 hereof) shall become effective on the date hereof (the “Effective Date”), provided that the following conditions precedent have been satisfied:
(a)    the Borrowers, the Guarantors, Existing Lenders constituting Required Lenders (as determined immediately prior to giving effect to this Amendment) and the Administrative Agent have each delivered a duly executed counterpart of this Amendment or Lender Agreement to the Administrative Agent;
(b)    the Administrative Agent shall have received a certificate of a Responsible Officer of Holdings, US Borrower and Canadian Borrower dated the Effective Date (A) attaching a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from the Secretary of State or similar Governmental Authority of the state of its incorporation or organization, (B) certifying that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization of such Loan Party, (C) certifying that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and the Loan Documents to which such Person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (D) as to the incumbency and specimen signature of each officer executing this Amendment and any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing such certificate;
(c)    the Administrative Agent or its relevant affiliates shall have been paid all fees to the extent required by that certain Engagement Letter dated November 6, 2013 (the “Engagement Letter”) by and between Credit Suisse Securities (USA) LLC and Holdings as of the Effective Date, the US Repricing Effective Date and the CAN Repricing Effective Date, as applicable;
(d)    the representations and warranties made by each Loan Party in or pursuant to this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) on and as of the Effective Date (or the US Repricing Effective Date or the CAN Repricing Effective Date, as applicable), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date;
(e)    the Administrative Agent shall have been paid all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom, LLP, as counsel to the Administrative Agent, and all unpaid and invoiced fees previously submitted to US Borrower in connection with the Loan Agreement), in each case, to the extent required by the Engagement Letter or Section 9.05 of the Loan Agreement and, in each case, invoiced at least one (1) Business Day prior to the Effective Date, the US Repricing Effective Date or the CAN Repricing Effective Date, as applicable;
(f)    the Administrative Agent shall have received a copy of the fully executed amendment to the ABL Credit Facility implementing amendments consistent with the Technical Modifications contemplated hereunder; and
(g)    no Default or Event of Default has occurred and is continuing on the Effective Date.
Section 3.2.    Repricing Effective Date Conditions – Tranche B-1 Loans. Subsection 1.1(a) of this Amendment shall become effective on December 13, 2013, provided that the following conditions are satisfied (the “US Repricing Effective Date”):

(a)    the conditions precedent set forth in Section 3.1 (on and as of the Repricing Effective Date) shall have been satisfied;
(b)    the US Borrower has delivered to the Administrative Agent a certification (substantially in the form attached hereto as Exhibit C) that the conditions precedent set forth in Sections 3.1 (on and as of the US Repricing Effective Date) and 3.2 hereof have been fully satisfied;
(c)    no Default or Event of Default has occurred and is continuing on the US Repricing Effective Date;
(d)    the Lenders consenting to the US Rate Modification constitute Required Lenders as of such date;
(e)    to the extent necessary, commitments shall have been obtained from Eligible Assignees, sufficient to replace any Tranche B-1 Lenders not consenting to the US Rate Modification and to acquire the Tranche B-1 Loans of such non-consenting Tranche B-1 Lenders pursuant to Section 2.21 of the Loan Agreement; and
(f)    each Departing B-1 Lender shall have been paid or concurrent with the effectiveness of the amendments set forth in subsection 1.1(a) are paid the Purchase Price (as defined below), together with accrued and unpaid interest on the aggregate principal amount of Tranche B-1 Loans relating thereto, to the date of such payment, for its Tranche B-1 Loans (or the Administrative Agent has received such funds on behalf of the Departing B-1 Lenders).
Section 3.3.    Repricing Effective Date Conditions – Tranche B-2 Loans. Subsection 1.1(b) of this Amendment shall become effective on December 13, 2013, provided that the following conditions are satisfied (the “CAN Repricing Effective Date”):
(a)    the conditions precedent set forth in Sections 3.1 (on and as of the CAN Repricing Effective Date) shall have been satisfied;
(b)    the Canadian Borrower has delivered to the Administrative Agent a certification (substantially in the form attached hereto as Exhibit C) that the conditions precedent set forth in Sections 3.1 (on and as of the CAN Repricing Effective Date) and 3.3 hereof have been fully satisfied;
(c)    no Default or Event of Default has occurred and is continuing on the CAN Repricing Effective Date;
(d)    the Lenders consenting to the CAN Rate Modification constitute Required Lenders as of such date;
(e)    to the extent necessary, commitments shall have been obtained from Eligible Assignees, sufficient to replace any Tranche B-2 Lenders not consenting to the CAN Rate Modification and to acquire the Tranche B-2 Loans of such non-consenting Tranche B-2 Lenders pursuant to Section 2.21 of the Loan Agreement; and
(f)    each Departing B-2 Lender shall have been paid or concurrent with the effectiveness of the amendments set forth in subsection 1.1(b) are paid the Purchase Price, together with accrued and unpaid interest on the aggregate principal amount of Tranche B-2 Loans relating thereto, to the date of such payment, for its Tranche B-2 Loans (or the Administrative Agent has received such funds on behalf of the Departing B-2 Lenders).

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Borrower represents, warrants and covenants, as applicable, that:
Section 4.1.    Corporate Power; Authorization; Enforceable Obligations. Holdings, each of the Borrowers and each of the Restricted Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Amendment and each other agreement or instrument contemplated hereby to which it is or will be a party. This Amendment and the transactions contemplated hereunder (including, without limitation, the Corporate Restructuring) (a) have been duly authorized (or, in the case of such transactions, will be duly authorized on or prior to the consummation of such transactions) by all requisite corporate, limited liability company, partnership, and, if required, stockholder or member action. This Amendment has been duly executed and delivered by Holdings, the Borrowers and the other Guarantors and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 4.2.    No Legal Bar. This Amendment and the transactions contemplated hereunder (including, without limitation, the Corporate Restructuring) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, each of the Borrowers or any Restricted Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, material agreement or other material instrument to which Holdings, either Borrower or any Restricted Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Material Indebtedness or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, either Borrower or any Restricted Subsidiary (other than any Lien created under the Security Documents or under the ABL Credit Facility).
Section 4.3.    Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment or the transactions contemplated hereunder, except such as have been made or obtained and are in full force and effect.
Section 4.4.    Solvency. Immediately after the consummation of those transactions to occur on each of the Effective Date and the Repricing Effective Date, (a) Holdings, Borrowers and their consolidated Restricted Subsidiaries, taken as a whole, are or will be Solvent, and (b) US Borrower and its consolidated Restricted Subsidiaries, taken as a whole, are, or will be, Solvent.
Section 4.5.    Representations and Warranties. Each of the representations and warranties made by such Loan Party in Article III of the Loan Agreement and in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date.
Section 4.6.    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, or, after giving effect to this Amendment, will result from the consummation of the Corporate Restructuring or the other transactions contemplated hereunder.

ARTICLE V

ASSIGNMENTS AND ADJUSTMENTS TO LOANS
Section 5.1.    Assignments; Reallocations of Loans and Commitments.
(a)    If the consent of the Required Lenders is obtained, but the consent of one or more such other Existing Lenders whose consent is required for the any of the Rate Modifications to become effective is not obtained, then the Borrowers may, pursuant to Section 2.21 of the Loan Agreement, replace each such non-consenting Tranche B-1 Lender or Tranche B-2 Lender, as applicable, with one or more replacement Lenders pursuant to Section 2.21 of the Loan Agreement (each a “New Lender”), so long as, as of the US Repricing Effective Date or the CAN Repricing Effective Date, as applicable, each such New Lender consents to the applicable amendments set forth in Section 1.1 of this Amendment.
(b)    Subject to Section 5.1(a) hereof and pursuant to Section 2.21 of the Loan Agreement, on the US Repricing Effective Date, each Existing Lender holding outstanding Tranche B-1 Loans immediately prior to the US Repricing Effective Date that has not executed and delivered a Lender Agreement indicating its consent to the Rate Modifications (each a “Departing B-1 Lender”) shall, upon notice from the Administrative Agent, be deemed to have assigned and delegated its existing Tranche B-1 Loans to Credit Suisse or its designee, as assignee, at a purchase price equal to par (the “Purchase Price”). On and as of the US Repricing Effective Date, immediately after giving effect to the provisions of Section 6.1(a) above, an amount shall be paid to each Departing B-1 Lender equal to its applicable outstanding Loans at par, together with accrued and unpaid interest thereon to the date of such payment. By receiving such Purchase Price, each Departing B-1 Lender shall automatically be deemed to have assigned its Tranche B-1 Loans pursuant to the terms of the form of the Assignment and Acceptance, and accordingly no other action by such Departing B-1 Lenders shall be required in connection therewith. Upon payment to a Departing B-1 Lender of the Purchase Price with respect to such Departing B-1 Lender’s existing Tranche B-1 Loans, such Departing B-1 Lender shall automatically cease to be a Tranche B-1 Lender under the Loan Agreement.
(c)    Subject to Section 5.1(a) hereof and pursuant to Section 2.21 of the Loan Agreement, on the CAN Repricing Effective Date, each Existing Lender holding outstanding Tranche B-2 Loans immediately prior to the CAN Repricing Effective Date that has not executed and delivered a Lender Agreement indicating its consent to the Rate Modifications (each a “Departing B-2 Lender”) shall, upon notice from the Administrative Agent, be deemed to have assigned and delegated its existing Tranche B-2 Loans to Credit Suisse or its designee, as assignee, at the Purchase Price. On and as of the CAN Repricing Effective Date, immediately after giving effect to the provisions of Section 6.1(a) above, an amount shall be paid to each Departing B-2 Lender equal to its applicable outstanding Loans at par, together with accrued and unpaid interest thereon to the date of such payment. By receiving such Purchase Price, each Departing B-2 Lender shall automatically be deemed to have assigned its Tranche B-2 Loans pursuant to the terms of the form of the Assignment and Acceptance, and accordingly no other action by such Departing B-2 Lenders shall be required in connection therewith. Upon payment to a Departing B-2 Lender of the Purchase Price with respect to such Departing B-2 Lender’s existing Tranche B-2 Loans, such Departing B-2 Lender shall automatically cease to be a Tranche B-2 Lender under the Loan Agreement.
(d)    Notwithstanding anything herein to the contrary, the role of Credit Suisse (or its designee) under this Article V is solely to facilitate the assignments contemplated hereunder, and nothing herein shall obligate Credit Suisse or its designee to purchase or assume any Term Loans, expend any of its own funds, or otherwise participate in any of the assignments contemplated hereunder.
(e)    Each of the parties hereto hereby agrees that each New Lender shall have all the rights and obligations of a Lender under the Loan Agreement.

ARTICLE VI

MISCELLANEOUS
Section 6.1.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Loan Agreement in any of the Loan Documents shall mean and be a reference to the Loan Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
Section 6.2.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns permitted under Section 9.04 of the Loan Agreement.
Section 6.3.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
Section 6.4.    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 6.5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the US Borrower (for itself and on behalf of the Loan Parties) and the Administrative Agent. Delivery of an executed signature page to this Amendment by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Amendment.
Section 6.6.    Governing Law; Submission To Jurisdiction; Waivers.
(a)    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION; WAIVERS. Each party hereto hereby irrevocably and unconditionally:
(i)    submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.
(ii)    waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or federal court sitting in the Borough of Manhattan, and any appellate court thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(iii)    consents to service of process in the manner provided for notices in Section 9.15 of the Loan Agreement.
Section 6.7.    Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.7.

ACKNOWLEDGEMENT OF EFFECTIVENESS
The parties hereto hereby acknowledge and agree that as of the date hereof the Required Lenders have consented to the Technical Modifications and to the US Rate Modification. Required Lender consent has not been obtained for the CAN Rate Modification. Accordingly, (i) as of the date hereof, but subject to the satisfaction of the other conditions precedent in Section 3.1 hereof, the Amendment and the Technical Modifications shall become effective, and (ii) upon satisfaction of the other conditions precedent set forth in Section 3.2 hereof, on the US Repricing Effective Date, the US Rate Modification shall become effective. Section 3.3 hereof shall have no further force or effect.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WESCO DISTRIBUTION INC., a Delaware corporation, as US Borrower By: /s/ Brian M. Begg_________________________________ Name: BRIAN M. BEGG Title: Treasurer

WDCC ENTERPRISES INC., an Alberta corporation, as Canadian Borrower By: /s/ Brian M. Begg_________________________________ Name: BRIAN M. BEGG Title: Assistant Secretary

WESCO INTERNATIONAL INC., a Delaware corporation, as Holdings By: /s/ Brian M. Begg_________________________________ Name: BRIAN M. BEGG Title: Treasurer

[Signature Page to First Amendment to Loan Agreement]

BRUCKNER SUPPLY COMPANY, INC.
CALVERT WIRE & CABLE CORPORATION
CARLTON-BATES COMPANY
CBC LP HOLDINGS, LLC
CDW HOLDCO, LLC
COMMUNICATIONS SUPPLY CORPORATION
LIBERTY WIRE & CABLE, INC.
TVC COMMUNICATIONS, L.L.C.
WDC HOLDING INC.
WDCH, LP
by CBC LP HOLDINGS, LLC,
its general partner
WESCO ENTERPRISES, INC.
WESCO EQUITY CORPORATION
WESCO FINANCE CORPORATION
WESCO NEVADA, LTD.
WESCO NIGERIA, INC.,
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg_________________________________
Name: BRIAN M. BEGG
Title: Treasurer

CONNEY INVESTMENT HOLDINGS, LLC CONNEY SAFETY PRODUCTS, LLC each as a Subsidiary Guarantor By: /s/ Brian M. Begg_________________________________ Name: BRIAN M. BEGG Title: Treasurer

WDCH US LP by WESCO DISTRIBUTION II, ULC, its General Partner as a Subsidiary Guarantor By: /s/ Brian M. Begg_________________________________ Name: BRIAN M. BEGG Title: Assistant Secretary

[Signature Page to First Amendment to Loan Agreement]

TVC CANADA CORP.
WESCO DISTRIBUTION CANADA CO.
WESCO DISTRIBUTION CANADA GP INC.
WESCO DISTRIBUTION CANADA LP
by WESCO DISTRIBUTION CANADA GP INC.,
its General Partner
WESCO DISTRIBUTION II ULC
WESCO CANADA II, LP
by WESCO DISTRIBUTION II, ULC,
its General Partner
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg_______________________________
Name: BRIAN M. BEGG
Title: Assistant Secretary

WESCO CANADA I, LP
by WESCO HOLDINGS, LLC
its General Partner
WESCO HOLDINGS, LLC,
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg________________________________
Name: BRIAN M. BEGG
Title: Treasurer

[Signature Page to First Amendment to Loan Agreement]

WDINESCO III B.V.
WDINESCO II B.V.
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg____________________________
Name: BRIAN M. BEGG
Title: Managing Director A
By:       ______________________________________________
Name:
Title:

WESCO DISTRIBUTION II ULC
acting as managing partner for and on behalf of
WDINESCO C.V.
WDINESCO II C.V.
WDINESCO III C.V.
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg____________________________
Name: BRIAN M. BEGG
Title: Assistant Secretary

[Signature Page to First Amendment to Loan Agreement]

WDINESCO III B.V. WDINESCO II B.V. each as a Subsidiary Guarantor

TMF Netherlands B.V.

Managing Director
By: /s/ E.T. Veerman____________________________
Name: E.T. VEERMAN
Title: PROXY HOLDER A
By: /s/ L.J.M. Duysens_________________________________
Name: L.J.M. DUYSENS
Title: PROXY HOLDER A

WESCO DISTRIBUTION II ULC
acting as managing partner for and on behalf of
WDINESCO C.V.
WDINESCO II C.V.
WDINESCO III C.V.
each as a Subsidiary Guarantor
By: _______________________________________________
Name:
Title:

[Signature Page to First Amendment to Loan Agreement]

EECOL ELECTRIC CORP.
EECOL PROPERTIES CORP.
each as a Subsidiary Guarantor
By: /s/ Brian M. Begg____________________________
Name: BRIAN M. BEGG
Title: Treasurer
By:   ______________________________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, as Collateral Agent and as a Lender
By: /s/ Vipul Dhadda_____________________________
Name: VIPUL DHADDA
Title: Authorized Signatory
By: /s/ Tyler R. Smith_____________________________
Name: TYLER R. SMITH
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Exhibit A
Corporate Organizational Structure
(Post Corporate Restructuring)
Attached

WESCO – Canadian Restructuring: Current structure

Lender
Borrower
Loan
New Loan
Investment
New Investment
WDC Holding US
WESCO Holdings, LLC
WESCO Enterprises, Inc.
~40.66%
WDCC Enterprises Inc.
CBC LP Holdings LLC
WDINESCO II BV
WDCH LP
WESCO Distribution Canada Co
~59.33%
99.9%
WESCO Distribution II ULC
0.01%
WDINESCO III CV
99.85%
0.15%
WDINESCO II CV
99.85%
0.1%
0.15%
WDCH US LP
WDINESCO CV
9.92%
90.08%
WDINESCO Corp
WESCO Distribution III ULC
WESCO Distribution Canada LP
WDINESCO BV
WESCO Receivables Corp.
WESCO Nevada Ltd.
Communications Supply Corp.
Carlton-Bates Corp
Calvert Wire & Cable Corp.
Liberty Wire & Cable, Inc.
Carlton-Bates Company of Texas GP, Inc.

8

9

Exhibit B
LENDER AGREEMENT
Reference is hereby made to the FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of November 19, 2013 (the “Amendment”), among WESCO INTERNATIONAL INC., a Delaware corporation (“Holdings”), WESCO DISTRIBUTION INC. (the “US Borrower”), a Delaware corporation and wholly owned subsidiary of Holdings, WDCC ENTERPRISES INC., an Alberta corporation and a wholly owned subsidiary of Holdings (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers”, and each a “Borrower”), each of the Guarantors party thereto, the Lenders executing and delivering this Lender Agreement, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders. Capitalized terms used in this agreement but not defined herein have the meanings assigned to them in the Amendment.
By its signature below, the undersigned hereby
(a) consents and agrees to the Modifications indicated below (check one box below):
□ - the Technical Modifications only,
□ - the Technical Modifications and the Rate Modifications,
□ - the Technical Modifications and the US Rate Modifications, or
□ - the Technical Modifications and the CAN Rate Modifications;
(b) acknowledges that it has received a copy of the Amendment together with all Exhibits and schedules thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment and provide the consents set forth above;
(c) authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Loan Agreement, to execute the Amendment on its behalf as if it were a party thereto; and
(d) represents that it is an Existing Lender under the Loan Agreement.

[NAME OF INSTITUTION]

By:	Name: Title:

10

Exhibit C
OFFICER’S CERTIFICATE
December 13, 2013

This Officer’s Certificate (this “Officer’s Certificate”) is being delivered pursuant to [Section 3.2(b) and Section 3.3(b)] of that certain First Amendment to Term Loan Agreement, dated as of November 19, 2013 (the “Amendment”), among WESCO INTERNATIONAL INC., a Delaware corporation (“Holdings”), WESCO DISTRIBUTION INC. (the “US Borrower”), a Delaware corporation and wholly owned subsidiary of Holdings, WDCC ENTERPRISES INC., an Alberta corporation and a wholly owned subsidiary of Holdings (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers”, and each a “Borrower”), each of the Guarantors party thereto, each of the Lenders party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders., which amends certain provisions of that certain Term Loan Agreement, dated as of December 12, 2012 (as amended, supplemented, or otherwise modified from time to time, including by way of this Amendment, the “Loan Agreement”), among Borrowers, Holdings, the Lenders and the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
The undersigned, [Kenneth S. Parks], Vice President of each Borrower, and a Financial Officer of each Borrower, hereby certifies to Administrative Agent, solely in his official capacity on behalf of the Borrowers and not in an individual capacity, as follows:
1.[On and as of the US Repricing Effective Date, the conditions precedent set forth in Section 3.1 and Section 3.2 of the Amendment have been fully satisfied.
2.On and as of the CAN Repricing Effective Date, the conditions precedent set forth in Section 3.1 and Section 3.2 of the Amendment have been fully satisfied.]
[Signature page follows]

11

IN WITNESS WHEREOF, the undersigned has, with the intent to bind the Borrowers in his official capacity (and not himself individually), hereunto set his name to this Officer’s Certificate as of the date first written above.

WESCO INTERNATIONAL INC.
WESCO DISTRIBUTION INC.
WDCC ENTERPRISES INC.

____________________________
Name:    [Kenneth S. Parks]
Title: Vice President

Annex A
Reaffirmation Agreement

THIS REAFFIRMATION AGREEMENT, dated as of [________], 201_ (this "Reaffirmation Agreement"), is made by undersigned parties, for the benefit of Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders under and as defined in that certain First Amendment to Term Loan Agreement, dated as of November 20, 2013 (the “Amendment”), among WESCO International Inc., a Delaware corporation (“Holdings”), WESCO Distribution Inc. (the “US Borrower”), a Delaware corporation and wholly owned subsidiary of Holdings, WDCC Enterprises Inc., an Alberta corporation and a wholly owned subsidiary of Holdings (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers”, and each a “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have their respective meanings set forth in the Amendment.

Substantially contemporaneously herewith, certain of the Loan Parties are engaging in a restructuring of their Subsidiaries in an effort to achieve a more tax efficient structure in light of recent changes to Canadian tax and thin capitalization laws. In furtherance thereof, the Borrowers have executed and delivered the Amendment which, among other things, waives the provisions of the Loan Agreement to the extent such provisions prohibit or otherwise impair the ability of the Loan Parties to consummate the Restructuring (as defined below). This Reaffirmation Agreement is delivered pursuant to Section 2.1 of the Amendment.

The Restructuring (as defined below) is being accomplished as described on Exhibit A attached hereto and made a part hereof. The transactions described on Exhibit A, including without limitation the transfers of Indebtedness, transfers of membership interests and all transactions reasonably incidental thereto and necessary to effectuate the foregoing are hereinafter referred to in their integrated entirety as the “Restructuring”. The Restructuring entails the transfer of certain equity interests (the “Transferred Interests”) in WDINESCO III CV, a commanditaire vennootschap organized under the laws of the Netherlands and a Netherlands Subsidiary Guarantor, from Wesco Enterprises, Inc., a Delaware corporation and a US Guarantor, to WDCH US LP, a Delaware limited partnership and Loan Party. The Transferred Interests have heretofore been pledged by WESCO Enterprises, Inc. to the Collateral Agent pursuant to and in accordance with a deed of disclosed pledge over partnership rights WDINESCO III C.V. among WESCO Distribution II ULC, WESCO Distribution Canada Co and WESCO Enterprises, Inc. as pledgors, WESCO Distribution II ULC acting as managing partner for and in the name of WDINESCO III C.V. as partnership and the Collateral Agent as pledgee, dated December 12, 2012 (the “Dutch Pledge ”).

Without qualifying, limiting or otherwise affecting Borrower's continuing obligations under Section 5.12 of the Loan Agreement and Section 2.1 of the Amendment, WDCH US LP is concurrently herewith executing and delivering to the Collateral Agent [a deed of assumption of contract among, amongst others, WESCO Enterprises, Inc., WDCH US LP, WESCO Distribution II ULC acting as managing partner for and in the name of WDINESCO III C.V. and the Collateral Agent, governed by the laws of the Netherlands (the “Deed of Assumption of Contract”)]. Pursuant to the [Deed of Assumption of Contract], WDCH US LP assumes, by means of a transfer of legal relationship (contractsoverneming) within the meaning of section 6:159 of the Netherlands Civil Code, all rights and obligations under the Dutch Pledge from WESCO Enterprises, Inc. All references to the Dutch Pledge in the Loan Agreement or any Loan Document shall henceforth be deemed a reference to the Dutch Pledge together with the [Deed of Assumption of Contract], and as further supplemented, modified or amended from time to time, together with any replacement or restatement thereof.

Each of the Undersigned hereby confirms and agrees that (a) each of the Collateral Agreements and the Dutch Pledge are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, without offset, defense or counterclaim of any kind, nature or description whatsoever, (b) the agreements and obligations of each of the Undersigned, including, without limitation, WESCO Distribution II ULC, WESCO Distribution Canada Co and WDCH US LP contained therein and in this Reaffirmation Agreement constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms, and such Person has no valid defense to the enforcement of such obligations, and (c) the Collateral Agent is and shall be entitled to the rights, remedies and benefits provided for under the Loan Agreement and the Loan Documents and applicable law. WDCH US LP hereby acknowledges and agrees that it has succeeded to the obligations and liabilities of its corresponding predecessor in interest under the Dutch Pledge, and is, by virtue of the Restructuring and the [Deed of Assumption of Contract], a Pledgor (as defined in the Dutch Pledge) under the Dutch Pledge and hereby affirms and ratifies all of its liabilities, obligations and agreement under the Loan Agreement, the Dutch Pledge and the other Loan Documents to which its predecessor transferee was a party. Without limiting the generality of the foregoing, each of the Undersigned, each as a debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such party grants liens or security interests in its properties or is a guarantor, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such documents to which such Person is a party by virtue of the Restructuring, and each such Person hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such documents to which it is now a party as security for the Obligations, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations. Each of the Undersigned hereby covenants that it will not contest that the Administrative Agent has and will continue to possess valid and perfected security interests in, and liens upon, all of the collateral as set forth in the Loan Documents, including the US Collateral Agreement and the Dutch Pledge.

WESCO Distribution II ULC, WESCO Distribution Canada Co, WESCO Enterprises, Inc., WESCO Distribution II ULC acting as managing partner for and in the name of WDINESCO III C.V. and the Collateral Agent hereby furthermore confirm and agree that, at the time of the entering into the Dutch Pledge, it was their intention (and with respect to WESCO Distribution II ULC, WESCO Distribution Canada Co and WESCO Distribution II ULC acting as managing partner for and in the name of WDINESCO III C.V., it is still their intention and agreement) that the security rights created pursuant to the Dutch Pledge would secure the US Obligations and Canadian Obligations as they may be amended, restated, supplemented or otherwise modified from time to time, including the amendments to the Loan Agreement and the Loan Documents such as the amendments to be effected by the Amendment and the Restructuring.

Each of WESCO Enterprises, Inc., CBC LP Holdings, LLC, WDINESCO II B.V., WDCH, LP, WESCO Distribution Canada Co. and WDCH US LP hereby represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the Restructuring such Person is and will be Solvent.

Each of the Undersigned hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent in entering into this Reaffirmation Agreement. This Reaffirmation Agreement constitutes a Loan Document.

THIS REAFFIRMATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This Reaffirmation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail transmission in portable display format (pdf) shall be effective as delivery of a manually executed counterpart of this Reaffirmation Agreement.

- Signature Pages Follow-

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation Agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

WDCC ENTERPRISES INC., By: Name: Title:
WDINESCO II B.V. By: Name: Title:
CBC LP HOLDINGS, LLC, By: Name: Title:
WDCH, LP by CBC LP HOLDINGS, LLC, its general partner By: Name: Title:
WESCO DISTRIBUTION CANADA CO., By: Name: Title:
WDCH US LP by WESCO DISTRIBUTION II, ULC, its General Partner By: Name: Title:

EXHIBIT A
Canadian Restructuring
PARTICIPANTS/ABBREVIATIONS

Abbreviation	Party
“BV II”	WDINESCO II B.V.
“CBC Holdings”	CBC LP Holdings, LLC
“CV”	WDINESCO C.V.
“CV II”	WDINESCO II C.V.
“CV III”	WDINESCO III C.V.
“Distribution II”	WESCO Distribution II ULC
“Enterprise Note”	Subordinated Promissory Note dated October 10, 2012, originally issued by WEI to WDC Holding in the principal amount of CDN$290,000,000
“TVC Canada”	TVC Canada Corp.
“WDC Holding”	WDC Holding Inc.
“WDCC”	WESCO Distribution Canada Co.
“WDCH LP”	WDCH, LP
“WDCH US LP”	WDCH US LP
“WEI”	WESCO Enterprises, Inc.
“WESCO”	WESCO Distribution, Inc.

EXHIBIT A
Canadian Restructuring – Continued

Pre-Closing	TVC Canada exchanges 1,000,000 Class A Preferred Shares of WDCC for common shares of WDCC
STEP 1(a)
WEI transfers part of its 40.66% interest in CV III to CBC Holdings, in consideration for (i) CBC Holdings assuming a proportionate amount of the principal amount of CDN$290,000,000 debt owing by WEI to WDC Holding under the Enterprise Note; and (ii) a contribution to capital

STEP 1(b)
WEI transfers part of its 40.66% interest in CV III to BV II, in consideration for (i) BV II assuming a proportionate amount of the principal amount of CDN$290,000,000 debt owing by WEI to WDC Holding under the Enterprise Note; and (ii) a share premium contribution in the amount of the excess

STEP 2
CBC Holdings and BV II transfer their aggregate 40.66% interest in CV III to WDCH LP in proportion to their partnership interests, in consideration for (i) WDCH LP assuming the entire principal (CDN$290,000,000) debt owing under the Enterprise Note; and (ii) an increase in the capital accounts of CBC Holdings and BV II in WDCH LP

STEP 3
WDCH LP transfers its 40.66% interest in CV III to WDCC, in consideration for (i) WDCC assuming the entire principal (CDN$290,000,000) debt owing under the Enterprise Note; and (ii) issuing common share(s) in the capital of WDCC to WDCH LP

STEP 4
WDCC transfers its 40.66% interest in CV III to WDCH US LP, in consideration for (i) WDCH US LP assuming the entire principal (CDN$290,000,000) debt owing under the Enterprise Note; and (ii) issuing an increased partnership interest in WDCH US LP to WDCC